               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                              ------------------

                       Commission File Number 333-21873

      Date of Report (date of earliest event reported): OCTOBER 30, 1997


                            FIRST INDUSTRIAL, L.P.

            (Exact name of Registrant as specified in its Charter)


           DELAWARE                                         36-3924586
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)



          311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                   (Address of principal executive offices)


                                (312) 344-4300
             (Registrant's telephone number, including area code)

                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 30, 1997, First Industrial, L.P. ( the "Operating Partnership") acquired 91 light industrial properties (the "Pacifica Phase I Properties") in Denver, Colorado, totaling approximately 3.5 million square feet of gross leasable area (the "Pacifica Phase I Acquisition"). The Pacifica Phase I Properties were acquired for approximately $168.2 million which was funded with $148.1 million in cash and the issuance of approximately .6 million limited partnership units in the Operating Partnership (the "Units") valued at approximately $20.1 million. The $148.1 million in cash was funded with borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $148.1 million borrowed under the Operating Partnership's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Pacifica Phase I Properties were acquired from Pacifica Turnpike II Limited Liability Company, PAC II Limited Liability Company, Pacifica Fountainhead Limited Liability Company, John B. Bertram Trust, H-B Trust, IJM Investments, Pacifica N-I24, LLC, 15200 Commerce Partners, I.G. Equities, Pacifica Industrial V Ltd., Liability, Pacifica Central Partnership, Pacifica Gateway Limited Liability Company, Pacifica Hilltop Partnership, C.G. Property Development Company, Pacifica Northeast Industrial Partnership, Pacifica Industrial Denver I-70, C&L Denver I, Kaplan MB Properties II, A&R Management and Development Co. No. 1, L.P., Pacifica North I-25 Industrial, LLC., FTS, LLC, Pacifica Broadway Partnership, Pacifica 6400 Broadway Partnership, The Stanley and Linda Gerlach Family Trust Dated 6-28-85, Pacifica Denver VIII Limited Liability Company, BBS/PAC, Ltd. Liability Company, First Trust Corporation, Pacifica Denver VI Limited Liability Company, Pacifica Turnpike Park Partnership, Equity Industrial II, L.P., Jordan Park Limited Liability Company, East 46th Partnership, Interstate Business Center, L.L.C., Apollo/Pacifica, LLC, Pacifica Development Properties II Limited Liability Company, Pacifica ARKA Garrison Park Partnership, K Associates, Pacifica West Evans Partnership, Pacifica/ARKA West Park Partnership, ARGC Partners, John A. And Gloria H. Sage as Co-Trustees of the Jack and Gloria Sage Family Trust, Kaplan MB Properties II, Pacifica/ARKA Arapahoe Partnership, A&R Management and Development, Pacifica ILIFF Business Park Limited Liability Company, Russell S. Bishop III and Mary M. Bishop as Co-Trustees, Bishop Family Trust, George Hemminger IRA, Pacifica Southpark I Limited Liability Company, Pacifica/ARKAI-225 Partnership, Kozen Family, LLC, Pacifica South Federal Business Center, L.P., Pacifica ARKA Upland I Limited Liability Company, The Jack and Gloria Sage Family Trust Agreement Dated 6/7/94, Pacifica 6th West L.P., George M. Hemminger IRA, James A. Collins and Carol L. Collins, Trustee of the Collins Family Trust Dated May 9, 1969 (together, the "Pacifica Group"). Prior to the Pacifica Phase I Acquisition, the Pacifica Group was not affiliated with the Operating Partnership, any affiliate of the Operating Partnership or any director or officer of the Operating Partnership. Following the Pacifica Phase I Acquisition, Timothy Gudim was appointed regional director and Gregory Downs was appointed regional development officer. The Pacifica Phase I Properties will continue to be used for light industrial use under the existing lease terms.

     In connection with the Pacifica Phase I Acquisition, the Operating Partnership completed negotiations with the Pacifica Group to acquire an additional 15 properties totaling approximately .7 million square feet of gross leasable area (the "Pacifica Phase II Properties") (together with the Pacifica Phase I Properties, the "Pacifica Acquisition Properties") for approximately $25.4 million (the "Pacifica Phase II Acquisition"). The Pacifica Phase II Acquisition will be funded with cash and Units and is scheduled to close within the next several months. The Pacifica Phase II Properties will be used for light industrial use under the existing lease terms.

     The Operating Partnership is completing negotiations to acquire 64 properties totaling approximately 4.8 million square feet of gross leasable area (the "Sealy Acquisition Properties") for approximately $128.5 million. The Sealy Acquisition Properties will be funded with cash and Units and is scheduled to close by November 30, 1997. The Sealy Acquisition Properties will be used for light industrial and bulk warehouse use under existing lease terms.

                            ITEM 5.  OTHER EVENTS

     Since the filing of the Operating Partnership's Form 8-K/A No. 2 dated June 30, 1997, exclusive of the Pacifica Acquisition Properties and the Sealy Acquisition Properties described above, the Operating Partnership acquired 32 industrial properties and two land parcels for future development from unrelated parties during the period July 15, 1997 through October 31, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties and land parcels totaled approximately $69.4 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 32 industrial properties and two land parcels acquired are described below and were funded with working capital, the issuance of Units and borrowings under the Operating Partnership's 1996 Unsecured Acquisition Facility. The Operating Partnership has continued the pre-acquisition uses of the properties. With respect to the land parcels purchased, the Operating Partnership intends to develop the land parcels and operate the facilities as industrial rental property.


- On August 6, 1997, the Operating Partnership purchased a land parcel located in Minneapolis, Minnesota for approximately $.3 million. The land parcel was purchased from Ronald A. Signorelli and John B. Pfaff.

- On September 19, 1997, the Operating Partnership purchased three light industrial properties totaling 106,721 square feet located in Oakwood, Ohio. The purchase price of the properties was approximately $3.4 million. The properties were purchased from Oak Leaf Industrial Mall, L.P.

- On September 19, 1997, the Operating Partnership purchased two light Industrial Properties totaling 62,395 square feet located in Independence, Ohio. The purchase price of the properties was approximately $2.5 million. The properties were purchased from Valley Belt Industrial Mall, L.P.

- On September 22, 1997, the Operating Partnership purchased a 102,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $3.0 million. The property was purchased from Virginia United, a Michigan co-partnership.

- On September 26, 1997, the Operating Partnership purchased a 97,518 square foot bulk warehouse property located in Kennesaw, Georgia for approximately $5.2 million. The property was purchased from The Guardian Insurance & Annuity Company, Inc, a Delaware corporation.

- On September 29, 1997, the Operating Partnership purchased a 35,114 square foot light industrial property located in Hazelwood, Missouri. The purchase price for the property was approximately $1.0 million. The property was purchased from McDonnell Douglas Corporation, a Maryland corporation. This property was owner occupied prior to purchase.

- On September 30, 1997, the Operating Partnership purchased a 570,000 square foot light industrial property located in Florence, Kentucky. The purchase price for the property was approximately $6.0 million. The property was purchased from Equitable Bag Co., Inc. This property was owner occupied prior to purchase.

- On October 1, 1997, the Operating Partnership purchased a 51,525 square foot light industrial property located in Streetsboro, Ohio. The purchase price for the property was approximately $2.2 million. The property was purchased from Ethan Investment Corporation.

- On October 7, 1997, the Operating Partnership purchased four bulk warehouse properties totaling 476,401 square feet and one 80,400 square foot light industrial property located in Chicago, Illinois for approximately $10.0 million which was funded with $4.8 million in cash and approximately .2 million Units valued at approximately $5.2 million in the aggregate. The Properties were purchased from RJB Ford City Limited Partnership.

- On October 14, 1997, the Operating Partnership purchased a land parcel located in Cheshire, Connecticut for approximately $.9 million. The land parcel was purchased from River Valley Farm, Inc.

- On October 17, 1997, the Operating Partnership purchased seven light industrial properties totaling 480,118 square feet located in Nashville, Tennessee. The purchase price for the properties was approximately $17.7 million. The properties were purchased from Metropolitan Life Insurance company, a New York corporation.

- On October 21, 1997, the Operating Partnership purchased two light Industrial Properties totaling 68,635 square feet located in Hicksville, New York. The purchase price of the properties was approximately $1.9 million. The properties were purchased from Mastex Associates, a New York partnership.

- On October 23, 1997, the Operating Partnership purchased one bulk warehouse property totaling 252,000 square feet and five light industrial properties totaling 137,031 square feet located in the metropolitan area of Chicago, Illinois for approximately $9.0 million which was funded with $7.7 million in cash and approximately .05 million Units valued at approximately $1.3 million in the aggregate. The properties were purchased from Rob Commercial Joint Ventures Limited and RJB II, L.P.

- On October 28, 1997, the Operating Partnership purchased a 32,000 square foot light industrial property located in Willoughby, Ohio. The purchase price for the property was approximately $.9 million. The property was purchased from Hamann Parkway Limited.

- On October 31, 1997, the Operating Partnership purchased an 89,456 square foot light industrial property located in Minneapolis, Minnesota. The purchase price for the property was approximately $5.4 million. The property was purchased from City West Associates, L.L.P.

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:

               Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition II Properties - Unaudited.

               Combined Historical Statements of Revenues and Certain Expenses for the Pacifica Acquisition Properties and Notes thereto with Independent Accountant's report dated October 27, 1997.

               Combined Historical Statements of Revenues and Certain Expenses for the Sealy Acquisition Properties and Notes thereto with Independent Accountant's report dated October 16, 1997.

               Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition III Properties and Notes thereto with Independent Accountant's report dated October 20, 1997.

     (b)  Pro Forma Financial Information:

               Pro Forma Statement of Operations for the Six Months Ended June 30, 1997.

               Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.



Exhibits Number                 Description
---------------                 -----------
      23                        Consent of Coopers & Lybrand L.L.P.
                                Independent Accountants

                        INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
1997 ACQUISITION II PROPERTIES

     Combined Historical Statements of Revenues and Certain Expenses for the
     1997 Acquisition II Properties for the Six Months Ended June 30, 1997
     and the Year Ended December 31, 1996 - Unaudited.....................   6

PACIFICA ACQUISITION PROPERTIES

     Report of Independent Accountants....................................   7

     Combined Historical Statements of Revenues and Certain Expenses for
     the Pacifica  Acquisition Properties for the Six Months Ended
     June 30, 1997 and for the Year Ended December 31, 1996...............   8

     Notes to Combined Historical Statements of Revenues and Certain
     Expenses.............................................................  9-10

SEALY ACQUISITION PROPERTIES

     Report of Independent Accountants....................................   11


     Combined Historical Statements of Revenues and Certain Expenses for
     the Sealy  Acquisition Properties for the Six Months Ended June 30,
     1997 and for the Year Ended December 31, 1996........................   12

     Notes to Combined Historical Statements of Revenues and Certain
     Expenses............................................................. 13-14

1997 ACQUISITION III PROPERTIES

     Report of Independent Accountants....................................   15

     Combined Historical Statements of Revenues and Certain Expenses for
     the 1997  Acquisition  III Properties for the Six Months Ended
     June 30, 1997 and for the Year Ended December 31, 1996...............   16

     Notes to Combined Historical Statements of Revenues and Certain
     Expenses............................................................. 17-18

PRO FORMA FINANCIAL INFORMATION

     Pro Forma Statement of Operations for the Six Months Ended
     June 30, 1997........................................................ 19-20

     Notes to Pro Forma Financial Statements.............................. 21-22

     Pro Forma Statement of Operations for the Year Ended December 31,
     1996................................................................. 23-25

     Notes to Pro Forma Financial Statements.............................. 26-28

                        1997 ACQUISITION II PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 23 of the 202 properties acquired or contracted to be acquired by First Industrial, L.P. (the "Operating Partnership") during the period July 15, 1997 through October 31, 1997 ( the "1997 Acquisition II Properties"). These statements are exclusive of 91 properties (the "Pacifica Phase I Properties") acquired by the Operating Partnership on October 30, 1997 and 15 properties (the "Pacifica Phase II Properties") contracted to be acquired by the Operating Partnership within the next several months (together, the "Pacifica Acquisition Properties"), which have been audited and are included elsewhere in this Form 8-K, 64 properties (the "Sealy Acquisition Properties") contracted to be acquired by the Operating Partnership by November 30, 1997, which have been audited and are included elsewhere in this Form 8-K and seven properties (the "1997 Acquisition III Properties") acquired by the Operating Partnership on October 17, 1997 which have been audited and are included elsewhere in this Form 8-K, two parcels of land for future development and two properties occupied by the previous owner during the period July 15, 1997 through October 31, 1997.

     The 1997 Acquisition II Properties were acquired for an aggregate purchase price of approximately $43.5 million, have an aggregate gross leaseable area of approximately 1.6 million square feet. A description of each property is included in Item 5.


                                                         FOR THE SIX             FOR THE
                                                         MONTHS ENDED           YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31, 1996
                                                         (UNAUDITED)           (UNAUDITED)
                                                       --------------       -----------------
Revenues:
 Rental Income....................................     $        3,003       $           5,692
 Tenant Recoveries and Other Income...............                629                   1,203
                                                       --------------       -----------------
    Total Revenues................................              3,632                   6,895
                                                       --------------       -----------------
Expenses:
 Real Estate Taxes................................                737                   1,433
 Repairs and Maintenance..........................                178                     409
 Property Management..............................                128                     237
 Utilities.........................................                25                      47
 Insurance........................................                 31                      50
 Other............................................                  3                      31
                                                       --------------       -----------------
    Total Expenses................................              1,102                   2,207
                                                       --------------       -----------------
Revenues in Excess of Certain Expenses............    $         2,530       $           4,688
                                                      ===============       =================

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Pacifica Acquisition Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Pacifica Acquisition Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the Pacifica Acquisition Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Pacifica Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.







                                            COOPERS & LYBRAND L.L.P.

Chicago, Illinois
October 27, 1997

                       PACIFICA ACQUISITION  PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


                                                       FOR THE SIX
                                                       MONTHS ENDED            FOR THE
                                                      JUNE 30, 1997           YEAR ENDED
                                                       (UNAUDITED)        DECEMBER 31, 1996
                                                      -------------       -----------------
Revenues:
 Rental Income.....................................   $       8,846       $          16,849
 Tenant Recoveries and Other Income................           1,868                   3,453
                                                      -------------       -----------------
    Total Revenues.................................          10,714                  20,302
                                                      -------------       -----------------
Expenses:
 Real Estate Taxes.................................           1,241                   2,521
 Repairs and Maintenance...........................             767                   1,554
 Property Management...............................             423                     767
 Utilities.........................................             282                     547
 Insurance.........................................              89                     116
 Other.............................................               7                     155
                                                      -------------       -----------------
    Total Expenses.................................           2,809                   5,660
                                                      -------------       -----------------
Revenues in Excess of Certain Expenses............    $       7,905       $          14,642
                                                      =============       =================

     The accompanying notes are an integral part of the financial statements.

                       PACIFICA ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses
(the "Statements") combined the results of operations of 91 properties acquired by First Industrial, L.P. (the "Operating Partnership") and 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties").

     The Pacifica Acquisition Properties are contracted to be acquired for an aggregate purchase price of approximately $193.6 million. Summary information regarding the Pacifica Acquisition Properties is as follows:


                                   SQUARE
                       # OF         FEET              DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)       HISTORY COMMENCED
-----------------   ------------------------       -----------------
Denver, CO             106        4,123,846               (a)

-----------------
(a) Rental history commenced on January 1, 1996 for 101 of the buildings. Rental history for the remaining five buildings, totaling 165,717 square feet, commenced after June 30, 1997 when these buildings were placed in service.

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Pacifica Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                       PACIFICA ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The Pacifica Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                        Pacifica
                      Acquisition
                      Properties
                      -----------
1997                     $11,888
1998                      10,476
1999                       7,803
2000                       5,410
2001                       3,150
Thereafter                 4,050
                         -------
Total                    $42,777
                         =======

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Sealy Acquisition Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Sealy Acquisition Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the Sealy Acquisition Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Sealy Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.







                                            COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October 16, 1997

                        SEALY ACQUISITION  PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


                                             FOR THE SIX
                                             MONTHS ENDED            FOR THE
                                            JUNE 30, 1997           YEAR ENDED
                                             (UNAUDITED)       DECEMBER 31, 1996
                                            -------------      -----------------
Revenues:
 Rental Income............................  $    8,113         $          15,163
 Tenant Recoveries and Other Income.......         968                     1,546
                                            -------------      -----------------
   Total Revenues.........................       9,081                    16,709
                                            -------------      -----------------
Expenses:
 Real Estate Taxes........................       1,097                     2,068
 Repairs and Maintenance..................         903                     1,546
 Property Management......................         391                       700
 Utilities................................         243                       329
 Insurance................................         126                       264
 Other....................................         ---                       ---
                                            -------------      -----------------
    Total Expenses........................       2,760                     4,907
                                            -------------      -----------------
Revenues in Excess of Certain Expenses....  $    6,321         $          11,802
                                            =============      =================

     The accompanying notes are an integral part of the financial statements.

                         SEALY ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 64 properties contracted to be acquired by November 30, 1997 (the "Sealy Acquisition Properties") by First Industrial, L.P. (the "Operating Partnership"). Summary information regarding the Sealy Acquisition Properties is as follows:

     The Sealy Acquisition Properties are contracted to be acquired for an aggregate purchase price of approximately $128.5 million. Summary information responding to Sealy acquisition properties as follows:



                                   SQUARE
                       # OF         FEET                   DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)            HISTORY COMMENCED
-----------------   ------------------------            -----------------
Atlanta, GA            2              67,569             January 1, 1996
Baton Rouge, LA        4             225,147             January 1, 1996
Dallas, TX            19           1,620,442             January 1, 1996
Houston, TX           22           2,127,201             January 1, 1996
New Orleans, LA       14             557,453             January 1, 1996
Shreveport, LA         1              50,000             January 1, 1996
Tampa, FL              2             153,377             January 1, 1996
                    ------------------------
  TOTAL               64           4,801,189
                    ========================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Sealy Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         SEALY ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The Sealy Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                           Sealy
                        Acquisition
                         Properties
                        -----------
1997                    $ 16,482
1998                      13,525
1999                       9,404
2000                       5,057
2001                       2,625
Thereafter                 2,861
                        --------
Total                   $ 49,954
                        ========

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition III Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition III Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition III Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition III Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.






                                            COOPERS & LYBRAND L.L.P.

Chicago, Illinois
October  20, 1997

                       1997 ACQUISITION III PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


                                                         FOR THE SIX
                                                         MONTHS ENDED           FOR THE
                                                        JUNE 30, 1997          YEAR ENDED
                                                         (UNAUDITED)        DECEMBER 31, 1996
                                                        -------------       -----------------
Revenues:
 Rental Income....................................      $         952       $           1,945
 Tenant Recoveries and Other Income...............                123                     244
                                                        -------------       -----------------
    Total Revenues................................              1,075                   2,189
                                                        -------------       -----------------
Expenses:
 Real Estate Taxes................................                105                     222
 Repairs and Maintenance..........................                 82                     168
 Property Management..............................                 45                      91
 Utilities........................................                 23                      51
 Insurance........................................                  7                      14
 Other............................................                 46                       4
                                                        -------------       -----------------
    Total Expenses................................                308                     550
                                                        -------------       -----------------
Revenues in Excess of Certain Expenses............      $         767       $           1,639
                                                        =============       =================

     The accompanying notes are an integral part of the financial statements.

                       1997 ACQUISITION III PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of seven properties acquired by First Industrial, L.P. (the "Operating Partnership") on October 17, 1997 (the "1997 Acquisition III Properties").

     The 1997 Acquisition III Properties were acquired for an aggregate purchase price of approximately $ 17.7 million. Summary information regarding the 1997 Acquisition III Properties is as follows:


                                   SQUARE
                       # OF         FEET                   DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)            HISTORY COMMENCED
-----------------   ------------------------            -----------------
Nashville, TN           7          480,118               January 1, 1996

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition III Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                       1997 ACQUISITION III PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The 1997 Acquisition III Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                            1997
                      Acquisition III
                         Properties
                      ---------------
1997                  $         1,581
1998                            1,256
1999                              720
2000                              395
2001                              229
Thereafter                        497
                      ---------------
Total                 $         4,678
                      ===============

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                               1997          Lazarus          Punia          Other 1997
                                              First         Acquisition      Burman        Acquisition      Acquisition
                                         Industrial, L.P.    Property       Properties      Properties       Properties
                                           (Historical)     (Historical)   (Historical)    (Historical)     (Historical)
                                            Note 2 (a)       Note 2 (b)     Note 2 (c)      Note 2 (d)       Note 2 (e)
                                         ----------------  -------------   -------------   ------------     ------------
REVENUES:
 Rental Income.......................      $32,447             $20            $1,501        $5,354            $ 952
 Tenant Recoveries and
  Other Income.......................        7,831               5               374         1,157              461
                                           -------            ----            ------        ------            -----
   Total Revenues....................       40,278              25             1,875         6,511            1,413
                                           -------            ----            ------        ------            -----
EXPENSES:
 Real Estate Taxes...................        6,933               4               396           983              431
 Repairs and Maintenance.............        1,715               1               119           267               48
 Property Management.................        1,766               1                59           124               15
 Utilities...........................        1,160               3                77           268                6
 Insurance...........................           95             ---                22            85                8
 Other...............................          514             ---                37           ---              ---
 General and Administrative..........        2,642             ---               ---           ---              ---
 Interest Expense....................        9,107             ---               ---           ---              ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..............................            8             ---               ---           ---              ---
 Depreciation and Other
  Amortization.......................        6,243             ---               ---           ---              ---
                                           -------            ----            ------        ------            -----
   Total Expenses....................       30,183               9               710         1,727              508
                                           -------            ----            ------        ------            -----
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item..................       10,095              16             1,165         4,784              905
Disposition of Interest Rate
 Protection Agreements...............        4,038             ---               ---           ---              ---
Gain on Sales of Properties..........          460             ---               ---           ---              ---
                                           -------            ----            ------        ------            -----
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary
 Item................................       14,593              16             1,165         4,784              905
Equity in Income of Other Real
 Estate Partnerships.................        8,030             ---               ---           ---              ---
                                           -------            ----            ------        ------            -----
Income Before Extraordinary
 Item................................      $22,623             $16            $1,165        $4,784            $ 905
                                           =======            ====            ======        ======            =====


                                              1997
                                          Acquisition I
                                           Properties         Subtotal
                                          (Historical)         Carry
                                           Note 2 (f)         Forward
                                          -------------      ---------
REVENUES:
 Rental Income.......................         $550            $40,824
 Tenant Recoveries and
  Other Income.......................          236             10,064
                                             -----            -------
   Total Revenues....................          786             50,888
                                             -----            -------
EXPENSES:
 Real Estate Taxes...................          194              8,941
 Repairs and Maintenance.............           31              2,181
 Property Management.................           22              1,987
 Utilities...........................            1              1,515
 Insurance...........................            5                215
 Other...............................          ---                551
 General and Administrative..........          ---              2,642
 Interest Expense....................          ---              9,107
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..............................          ---                  8
 Depreciation and Other
  Amortization.......................          ---              6,243
                                             -----            -------
   Total Expenses....................          253             33,390
                                             -----            -------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item..................          533             17,498
Disposition of Interest Rate
 Protection Agreements...............          ---              4,038
Gain on Sales of Properties..........          ---                460
                                             -----            -------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary
 Item................................          533             21,996
Equity in Income of Other Real
 Estate Partnerships.................          ---              8,030
                                             -----            -------
Income Before Extraordinary
 Item................................         $533            $30,026
                                             =====            =======

The accompanying notes are an integral part of the pro forma financial statement

                            FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        1997             1997
                                                    Pacifica           Sealy         Acquisition      Acquisition
                                                   Acquisition      Acquisition          III              II
                                     Subtotal      Properties       Properties       Properties        Properties       Pro Forma
                                      Carry        (Historical)     (Historical)    (Historical)      (Historical)     Adjustments
                                     Forward        Note 2 (g)      Note 2 (h)       Note 2 (i)        Note 2 (j)       Note 2 (k)
                                     -------       ------------     ------------    -------------     -------------    -----------
REVENUES:
 Rental Income...................    $40,824         $8,846            $8,113         $ 952            $3,003          $    ---
 Tenant Recoveries and
  Other Income...................     10,064          1,868               968           123               629               ---
                                     -------         ------            ------         -----            ------          --------
   Total Revenues................     50,888         10,714             9,081         1,075             3,632               ---
                                     -------         ------            ------         -----            ------          --------
EXPENSES:
 Real Estate Taxes...............      8,941          1,241             1,097           105               737               ---
 Repairs and Maintenance.........      2,181            767               903            82               178               ---
 Property Management.............      1,987            423               391            45               128               ---
 Utilities.......................      1,515            282               243            23                25               ---
 Insurance.......................        215             89               126             7                31               ---
 Other...........................        551              7               ---            46                 3               ---
 General and Administrative......      2,642            ---               ---           ---               ---               ---
 Interest Expense................      9,107            ---               ---           ---               ---             5,254
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................          8            ---               ---           ---               ---               ---
Depreciation and Other
 Amortization....................      6,243            ---               ---           ---               ---             5,445
                                     -------         ------            ------         -----            ------          --------
   Total Expenses................     33,390          2,809             2,760           308             1,102            10,699
                                     -------         ------            ------         -----            ------          --------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
   Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary
  Item...........................     17,498          7,905             6,321           767             2,530           (10,699)
Disposition of Interest Rate
 Protection Agreements...........      4,038            ---               ---           ---               ---               ---
Gain on Sales of Properties......        460            ---               ---           ---               ---               ---
                                     -------         ------            ------         -----            ------          --------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary
  Item...........................     21,996          7,905             6,321           767             2,530           (10,699)
Equity in Income of Other Real
  Estate Partnerships............      8,030            ---               ---           ---               ---               371
                                     -------         ------            ------         -----            ------          --------
Income Before Extraordinary
  Item...........................    $30,026         $7,905            $6,321         $ 767            $2,530          $(10,328)
                                     =======         ======            ======         =====            ======          ========

                                       First
                                    Industrial,
                                       L.P.
                                     Pro Forma
                                    -----------
REVENUES:
 Rental Income...................    $61,738
 Tenant Recoveries and
  Other Income...................     13,652
                                     -------
   Total Revenues................     75,390
                                     -------
EXPENSES:
 Real Estate Taxes...............     12,121
 Repairs and Maintenance.........      4,111
 Property Management.............      2,974
 Utilities.......................      2,088
 Insurance.......................        468
 Other...........................        607
 General and Administrative......      2,642
 Interest Expense................     14,361
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................          8
Depreciation and Other
 Amortization....................     11,688
                                     -------
   Total Expenses................     51,068
                                     -------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
   Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary
  Item...........................     24,322
Disposition of Interest Rate
 Protection Agreements...........      4,038
Gain on Sales of Properties......        460
                                     -------
Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary
  Item...........................     28,820
Equity in Income of Other Real
  Estate Partnerships............      8,401
                                     -------
Income Before Extraordinary
  Item...........................    $37,221
                                     =======

    The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.0% ownership interest at June 30, 1997.

     The accompanying unaudited proforma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No.1 dated February 12, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 27 properties acquired through October 31, 1997 and six properties to be acquired (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 9 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties"), two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997 and the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties to be acquired by November 30, 1997 (the "Sealy Acquisition Properties"), seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") and 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on this Form 8-K dated October 30, 1997.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical June 30, 1997 financial statements of the Operating Partnership. The pro forma statement of operations for the six months ended June 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Operating Partnership units issued September 16, 1997 (the "September 1997 Capital Contribution") and the 5,400,000 Operating Partnership units issued on October 15, 1997 (the "October 1997 Capital Contribution") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the six months ended June 30, 1997 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.


2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - JUNE 30, 1997

 (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997 as reported on the Company's Form 10-Q/A No. 1 dated August 26, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (i) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through June 30, 1997.

 (j) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1997 through June 30, 1997.

 (k) In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties, offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution.

      The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties from January 1, 1997 through the earlier of their respective acquisition date or June 30, 1997 and if such properties were acquired on January 1, 1996.

      The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in an acquisition made by First Industrial Pennsylvania Partnership, L.P. and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           First            First             Other
                                                         Industrial,      Highland          Acquisition    Acquisition
                                                            L.P.         Properties          Properties     Properties
                                                        (Historical)     (Historical)       (Historical)   (Historical)
                                                         Note 2 (a)       Note 2 (b)         Note 2 (c)     Note 2 (d)
                                                        -----------      ----------         -----------    -----------
REVENUES:
 Rental Income................................          $    29,166      $    1,385         $     1,029    $     2,893
 Tenant Recoveries and
  Other Income................................                8,421              99                 218            469
                                                        -----------      ----------         -----------    -----------
   Total Revenues.............................               37,587           1,484               1,247          3,362
                                                        -----------      ----------         -----------    -----------

EXPENSES:
 Real Estate Taxes............................                6,109             129                 237            519
 Repairs and Maintenance......................                1,071              89                  45            139
 Property Management..........................                1,153              62                  40            109
 Utilities....................................                1,047             153                  21             68
 Insurance....................................                  271              23                  14             44
 Other........................................                  284             ---                 ---            ---
 General and Administrative...................                4,014             ---                 ---            ---
 Interest Expense.............................                4,685             ---                 ---            ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs....................                  196             ---                 ---            ---
 Depreciation and Other
  Amortization................................                6,310             ---                 ---            ---
                                                        -----------      ----------         -----------    -----------
    Total Expenses............................               25,140             456                 357            879
                                                        -----------      ----------         -----------    -----------

Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and Extraordinary
  Item........................................               12,447           1,028                 890          2,483
Gain on Sale of Properties....................                4,344             ---                 ---            ---
                                                        -----------      ----------         -----------    -----------
Income Before Equity in Income of Other Real
 Estate Partnerships and Extraordinary
 Item.........................................               16,791           1,028                 890          2,483
Equity in Income of Other Real Estate
 Partnerships.................................               20,130             ---                 ---            ---
                                                        -----------      ----------         -----------    -----------
Income Before Extraordinary
 Item.........................................          $    36,921      $    1,028         $       890    $     2,483
                                                        ============     ==========         ===========    ===========

                                                                 1996                1997
                                                              Acquisition         Acquisition
                                                               Properties          Property
                                                              (Historical)        (Historical)         Subtotal
                                                               Note 2 (e)          Note 2 (f)       Carry Forward
                                                              -----------         -----------       --------------
REVENUES:
 Rental Income................................                $     7,601         $       948       $       43,022
 Tenant Recoveries and
  Other Income................................                        944                 210               10,361
                                                              -----------         -----------       --------------
   Total Revenues.............................                      8,545               1,158               53,383
                                                              -----------         -----------       --------------

EXPENSES:
 Real Estate Taxes............................                      1,283                 167                8,444
 Repairs and Maintenance......................                        539                  62                1,945
 Property Management..........................                        354                  30                1,748
 Utilities....................................                         30                 135                1,454
 Insurance....................................                         65                 ---                  417
 Other........................................                          2                 ---                  286
 General and Administrative...................                        ---                 ---                4,014
 Interest Expense.............................                        ---                 ---                4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs....................                        ---                 ---                  196
 Depreciation and Other
  Amortization................................                        ---                 ---                6,310
                                                              -----------         -----------       --------------
    Total Expenses............................                      2,273                 394               29,499
                                                              -----------         -----------       --------------

Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and Extraordinary
  Item........................................                      6,272                 764               23,884
Gain on Sale of Properties....................                        ---                 ---                4,344
                                                              -----------         -----------       --------------
Income Before Equity in Income of Other Real
 Estate Partnerships and Extraordinary
 Item.........................................                      6,272                 764               28,228
Equity in Income of Other Real Estate
 Partnerships.................................                        ---                 ---               20,130
                                                              -----------         -----------       --------------
Income Before Extraordinary
 Item.........................................                $     6,272         $       764       $       48,358
                                                              ===========         ===========       ==============

The accompanying notes are an integral part of the pro forma financial statement

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                  Lazarus         Punia          Other 1997
                                                                  Burman        Acquisition      Acquisition
                                                    Subtotal    Properties      Properties       Properties
                                                     Carry     (Historical)    (Historical)      (Historical)
                                                    Forward     Note 2 (g)      Note 2 (h)         Note 2(i)
                                                    -------     ----------      ----------       -----------
REVENUES:
 Rental Income...............................       $43,022        $18,606        $10,448             $2,749
 Tenant Recoveries and Other
  Income.....................................        10,361          4,636          2,668                987
                                                    -------     ----------      ----------       -----------
    Total Revenues...........................        53,383         23,242         13,116              3,736
                                                    -------     ----------      ----------       -----------
EXPENSES:
 Real Estate Taxes...........................         8,444          4,767          1,908              1,051
 Repairs and Maintenance.....................         1,945          1,477            795                 99
 Property Management.........................         1,748            732            329                 60
 Utilities...................................         1,454            959            586                 27
 Insurance...................................           417            275            160                 23
 Other.......................................           286            457            218                ---
General and Administrative...................         4,014            ---            ---                ---
Interest Expense.............................         4,685            ---            ---                ---
Amortization of Interest Rate
 Protection Agreements and
 Deferred Financing Costs....................           196            ---            ---                ---
Depreciation and Other
 Amortization................................         6,310            ---            ---                ---
                                                    -------     ----------      ----------       -----------
    Total Expenses...........................        29,499          8,667          3,996              1,260
                                                    -------     ----------      ----------       -----------

Income Before Gain on Sales
 of Properties, Minority
 Interest and Extraordinary
 Item .......................................        23,884         14,575          9,120              2,476
Gain on Sales of Properties..................         4,344            ---            ---                ---
                                                    -------     ----------      ----------       -----------
Income Before Equity in Income of Other
 Real Estate Partnerships and Extraordinary
 Item........................................        28,228         14,575          9,120              2,476
Equity in Income of Other Real Estate
 Partnerships................................        20,130            ---            ---                ---
                                                    -------     ----------      ----------       -----------
Income Before Extraordinary
 Item........................................       $48,358        $14,575         $9,120             $2,476
                                                    =======     ==========      ==========       ===========


                                                           1997
                                                        Acquisition I
                                                         Properties              Subtotal
                                                        (Historical)              Carry
                                                         Note 2 (j)              Forward
                                                        -----------              --------
REVENUES:
 Rental Income...............................                $1,451               $76,276
 Tenant Recoveries and Other
  Income.....................................                   648                19,300
                                                        -----------              --------
    Total Revenues...........................                 2,099                95,576
                                                        -----------              --------
EXPENSES:
 Real Estate Taxes...........................                   490                16,660
 Repairs and Maintenance.....................                   102                 4,418
 Property Management.........................                    54                 2,923
 Utilities...................................                     7                 3,033
 Insurance...................................                    22                   897
 Other.......................................                   ---                   961
General and Administrative...................                   ---                 4,014
Interest Expense.............................                   ---                 4,685
Amortization of Interest Rate
 Protection Agreements and
 Deferred Financing Costs....................                   ---                   196
Depreciation and Other
 Amortization................................                   ---                 6,310
                                                        -----------              --------
    Total Expenses...........................                   675                44,097
                                                        -----------              --------

Income Before Gain on Sales
 of Properties, Minority
 Interest and Extraordinary
 Item .......................................                 1,424                51,479
Gain on Sales of Properties..................                   ---                 4,344
                                                        -----------              --------
Income Before Equity in Income of Other
 Real Estate Partnerships and Extraordinary
 Item........................................                 1,424                55,823
Equity in Income of Other Real Estate
 Partnerships................................                   ---                20,130
                                                        -----------              --------
Income Before Extraordinary
 Item........................................                 1,424               $75,953
                                                        ===========              ========

         The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                1997
                                                                         Pacifica            Sealy           Acquisition
                                                                        Acquisition       Acquisition            III
                                                           Subtotal     Properties         Properties         Properties
                                                            Carry       (Historical)      (Historical)      (Historical)
                                                           Forward       Note 2 (k)        Note 2 (l)        Note 2 (m)
                                                           --------     -----------       -----------       ------------
REVENUES:
 Rental Income...............................              $ 76,276     $    16,849       $    15,163       $      1,945
 Tenant Recoveries and
  Other Income...............................                19,300           3,453             1,546                244
                                                           --------     -----------       -----------       ------------
    Total Revenues...........................                95,576          20,302            16,709              2,189
                                                           --------     -----------       -----------       ------------

EXPENSES:
 Real Estate Taxes...........................                16,660           2,521             2,068                222
 Repairs and Maintenance.....................                 4,418           1,554             1,546                168
 Property Management.........................                 2,923             767               700                 91
 Utilities...................................                 3,033             547               329                 51
 Insurance...................................                   897             116               264                 14
 Other.......................................                   961             155               ---                  4
 General and Administrative..................                 4,014             ---               ---                ---
 Interest Expense............................                 4,685             ---               ---                ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs...................                   196             ---               ---                ---
 Depreciation and Other
  Amortization...............................                 6,310             ---               ---                ---
                                                           --------     -----------       -----------       ------------
    Total Expenses...........................                44,097           5,660             4,907                550
                                                           --------     -----------       -----------       ------------

Income Before Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item......................                51,479          14,642            11,802              1,639
Gain on Sale of Properties...................                 4,344             ---               ---                ---
                                                           --------     -----------       -----------       ------------
Income Before Equity in Income of Other Real
 Estate Partnerships and Extraordinary
 Item........................................                55,823          14,642            11,802              1,639
Equity in Income of Other Real Estate
 Partnerships................................                20,130             ---               ---                ---
                                                           --------     -----------       -----------       ------------
Income Before Extraordinary
 Item........................................              $ 75,953     $    14,642       $    11,802       $      1,639
                                                           ========     ===========       ===========       ============

                                                        1997
                                                     Acquisition
                                                         II
                                                     Properties          Pro Forma          Pro Forma
                                                     (Historical)        Adjustments          First
                                                      Note 2 (n)         Note 2 (o)       Industrial, L.P.
                                                     -----------         -----------      ----------------
REVENUES:
 Rental Income...............................        $     5,692         $       ---              $115,925
 Tenant Recoveries and
  Other Income...............................              1,203                 ---                25,746
                                                     -----------         -----------              --------
    Total Revenues...........................              6,895                 ---               141,671
                                                     -----------         -----------              --------

EXPENSES:
 Real Estate Taxes...........................              1,433                 ---                22,904
 Repairs and Maintenance.....................                409                 ---                 8,095
 Property Management.........................                237                 ---                 4,718
 Utilities...................................                 47                 ---                 4,007
 Insurance...................................                 50                 ---                 1,341
 Other.......................................                 31                 ---                 1,151
 General and Administrative..................                ---                 ---                 4,014
 Interest Expense............................                ---              16,834                21,519
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs...................                ---                 ---                   196
 Depreciation and Other
  Amortization...............................                ---              16,082                22,392
                                                     -----------         -----------              --------
    Total Expenses...........................              2,207              32,916                90,337
                                                     -----------         -----------              --------

Income Before Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item......................              4,688             (32,916)               51,334
Gain on Sale of Properties...................                ---                 ---                 4,344
                                                     -----------         -----------              --------
Income Before Equity in Income of Other Real
 Estate Partnerships and Extraordinary
 Item........................................              4,688             (32,916)               55,678
Equity in Income of Other Real Estate
 Partnerships................................                ---               1,547                21,677
                                                     -----------         -----------              --------
Income Before Extraordinary
 Item........................................        $     4,688         $   (31,369)               77,355
                                                     ===========         ===========              ========

The accompanying notes are an integral part of the pro forma financial statement

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.0% ownership interest at June 30, 1997.

     The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 27 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Operating Partnership between January 1, 1996 and April 10, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 27 properties acquired through October 31, 1997 and six properties to be acquired (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997, nine properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997 and the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties to be acquired by November 30, 1997 (the "Sealy Acquisition Properties"), seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") and 23 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on this Form 8-K dated October 30, 1997.

        The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statements of the Operating Partnership. The pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 Operating Partnership units (the "Units") issued on February 2, 1996 (the "February 1996 Capital Contribution"), the 5,750,000 Units issued on October 25, 1996 (the "October 1996 Capital Contribution"), the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution"), the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution"), the 637,440 Units issued September 16, 1997 (the "September 1997 Capital Contribution") and the 5,400,000 Units issued on October 15, 1997 (the "October 1997 Capital Contribution") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.

2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 as reported on the Operating Partnership's Amendment No. 3 to Form S-3 dated April 30, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996
     Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997
     Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus
     Burman Properties for the period January 1, 1996  through December 31,
     1996.

 (h) The historical operations reflect the operations of the Punia
     Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j) The historical operations reflect the operations of the 1997
     Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (m) The historical operations reflect the operations of the 1997
     Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

 (n) The historical operations reflect the operations of the 1997
     Acquisition II Properties for the period January 1, 1996 through December 31, 1996.

 (o) In connection with the First Highland Properties acquisition, the Operating partnership assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million (the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

     of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Operating Partnership's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contributions and Series C Preferred Capital Contributions and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Capital Contribution and the October 1997 Capital Contribution.

     The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

     The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of an acquisition made by First Industrial Pennsylvania Partnership, L.P., the operations of an acquisition made by First Industrial Indianapolis, L.P and the operations of an acquisition made by First Industrial Financing Partnership, L.P.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST INDUSTRIAL, L.P.
                                       BY:  FIRST INDUSTRIAL REALTY TRUST, INC.
                                       Its Sole General Partner

November 13, 1997                      By: /s/  Michael J. Havala
                                          -----------------------------------
                                          Michael J. Havala
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)

                                EXHIBIT INDEX



Exhibit No.                  Description
-----------                  -----------
   23                        Consent of Coopers & Lybrand L.L.P.,
                             Independent Accountants